Putnam
Emerging
Markets
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Last summer, with virtually all of the world's emerging markets beset by turbulence and uncertainty, it would have been difficult to imagine that a scant year later we would be noting the remarkable resilience of some, notably in Asia and Latin America. The unexpected vitality that many of these markets are displaying has not occurred by accident: experienced investors the world over keep a close watch on the fundamentals and respond accordingly. Where they see opportunity, they invest; where they see trouble, they do not invest.

Other areas, such as eastern Europe, Greece, and Turkey, represent longer-term prospects that are being closely monitored by investors, including the managers of Putnam Emerging Markets Fund. In the following report, your fund's management team reviews the market environment and fund performance during the fiscal year ended August 31, 1999, and looks at prospects for the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
October 20, 1999


Report from the Fund Managers

Thomas R. Haslett
J. Peter Grant
Paul Warren
Stephen Oler
Carmel Peters

In analyzing the rebound of the emerging Asian markets, the Financial Times noted in its August 31, 1999, edition that "rumors of the tiger's extinction have been exaggerated." Paraphrased from Mark Twain's famous declaration, this remark can be applied to all of the world's emerging equity markets as these investments, left for dead a year ago, have rebounded to offer some of the highest returns in the world.

Within this positive environment, Putnam Emerging Markets Fund delivered a healthy performance for the year ended August 31, 1999. Using an investment strategy that combines a top-down analysis of general investment conditions along with bottom-up analysis of stocks, we believe we positioned the portfolio in areas of relative strength -- areas that benefited from the clear upturn in world economic growth -- and avoided some of the pitfalls that remained.

Total return for 12 months ended 8/31/99

     Class A         Class B         Class C         Class M
   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------
  62.45%  53.22%  61.37%  56.37%  61.34%  60.34%  61.59%  55.90%
------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 7.


*ASIAN REBOUND LED BY RESTRUCTURING AND SURPRISING GROWTH

Many of the Asian economies that were overwhelmed by the economic crisis that began in 1997 have shown a surprisingly vigorous turnaround in economic growth. As interest rates fell and stability returned, authorities in countries such as South Korea were able to force large companies to restructure and reform noncompetitive practices. Additionally, as the Japanese yen strengthened in the past few months, a major impediment to the competitiveness of Asian export growth was removed.


[GRAPHIC OMITTED: horizontal bar chart COUNTRY ALLOCATION]

COUNTRY ALLOCATION*

South Korea     14.0%

Mexico          12.3%

Taiwan          12.1%

India            9.1%

Brazil           8.3%

Footnote reads:
*Based on net assets as of 8/31/99. Holdings will vary over time.


Another important development for the region has been the upturn in the semiconductor business cycle. Prices for commodity-type memory chips such as DRAMS -- which is a large market for Asian companies -- have improved substantially as demand for high-tech goods grows around the world.

South Korea has been the top performing emerging market for some time. We have also been impressed with the level of restructuring that has taken place at the large industrial groups known as chaebol. Samsung Electronics, while being a major beneficiary of the upturn in semiconductor prices, has also been one of the most aggressive companies leading the restructuring trend in the country. The fund also owned stakes in other Korean bellwethers such as Korean Electric Power Company, Pohang Iron and Steel, and Korea Telecom Corporation. Of course with the relief afforded by stronger markets and capital inflows, the drive to restructure may slow somewhat. Thus, we will continue to monitor the progress in the Korean market.

Another direct beneficiary of the upturn in the chip cycle was Taiwan, where we were successful in selecting some key holdings. For example, the fund owned Taiwanese blue-chips such as Taiwan Semiconductor as well as some strong performing but lesser known chip stocks such as Winbond Electronics and United Microelectronics. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


* TOUGH PERIOD FOR LATIN AMERICA OFFERS HOPE FOR FUTURE

While the Latin American markets we target in the fund have come through a difficult time of economic adjustment and they face some difficult short-term issues, we believe they also offer a great deal of promise for emerging-market investors. Of course, one could argue that these markets have withstood a barrage of negative developments that would have paralyzed other regions that do not possess Latin America's underlying strength. Currency devaluation in Brazil has created strife among the members of the South American trading bloc, MERCOSUR. Political and government policy uncertainty has persisted and should not abate ahead of elections in Argentina and Mexico. Finally, higher U.S. interest rates and a general aversion to the higher risks of Latin American equities has dampened investor sentiment for the region. However, in spite of these developments, the region's performance was surprisingly strong.


Putnam Emerging Markets Fund's class A shares were ranked in the top 29% of the emerging markets funds ranked by Lipper for the 2-year period ended September 30, 1999. The fund was 41 out of 142 funds.*

Footnote reads:
*Past performance is no guarantee of future results. Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. Performance of other share classes will vary. For the 1-year period, the fund ranked 45 out of 177 (26%) emerging markets funds. For the 3-year period, the fund ranked 44 out of 110 (40%) funds. The fund was not ranked over longer time periods.


Despite these problems, Latin American equities are extremely inexpensive and we believe much of these negative developments are already reflected in their share prices. Stocks in the region are trading at an average of 10 times future earnings (significantly less than for emerging Asia) with earnings-per-share growth expected to be above 15% next year. Merger and acquisition activity in the region has also been robust. Additionally, to an even greater extent than other emerging market regions, we believe that Latin America is well positioned to benefit from accelerating world economic growth and improved commodity prices.

We targeted large cyclical companies in the region. Cemex, of Mexico, is the largest cement producer in Latin America and the third largest in the world. Additionally, the fund owned stakes in Brazilian companies Companhia Siderurgica, a steel manufacturer, and Companhia Vale Do Rio Doce, a leading iron ore producer. All of these companies also book their profits in dollars, rather than weaker local currencies.


"A year after the Russian default and a little over two years since the fall of the Thai baht, emerging markets have been among the best performing in 1999."
-- Financial Times, August 31, 1999


We also continue to target companies such as telecommunications and mobile telephony in areas enjoying worldwide growth. We still hold significant positions in Latin American investment staples such as Telefonos de Mexico and Telesp Celular of Brazil. Both of these companies have solid management teams and still possess attractive growth prospects.

* OTHER REGIONS OFFER GROWTH AND POTENTIAL

Developing markets in other areas of the world offered a mixed bag of results. In the final few months of the fund's reporting period, the Indian market posted solid returns (in local currency terms) based on improving macroeconomic fundamentals and the belief the recent election would result in political continuity. Stocks such as software company Infosys Technologies and Hindalco Industries performed well as investors sought technology and cyclical names.

The end of the war in Kosovo relieved pressure on the Greek and Eastern European markets. The Greek market performed particularly well this year and interest rates have fallen, which has helped larger banks such as Commercial Bank of Greece perform well. The fund remains underweighted in Greece relative to the benchmark index as company valuations appear stretched.

The fund maintained a significant position in Turkey, which was tragically hit by a severe earthquake in mid August. Despite this setback, we continue to believe improved macro economic fundamentals should help Turkish stocks over time.

* LONG-TERM OPTIMISM TEMPERED BY SHORT-TERM CONSIDERATIONS

It is clear that economic recovery has taken hold in Asia and we believe it should solidify next year in Latin America. Certainly, we are heartened by the uptick in world growth, the improvement in oil and other commodity prices, and the rising demand for goods from many of the developing regions. All of which could directly benefit the markets on which we focus. Areas such as Eastern Europe should also benefit from the improved economic prospects of the Western European economy.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Samsung Electronics Co.
South Korea
Electronics and electrical equipment

Telefonos de Mexico S.A.,
ADR Class L
Mexico
Utilities

Korea Electric Power Corp.
South Korea
Utilities

Commercial Bank Of Greece, S.A.
Greece
Insurance and finance

Taiwan Semiconductor
Manufacturing Co.
Taiwan
Electronics and electrical equipment

Grupo Televisa S.A.GDR
Mexico
Broadcasting

Cemex S.A. de C.V., Class B
Mexico
Building and construction

Telesp Celular Participacoes S.A. ADR
Brazil
Telecommunications

United Microelectronics Corp. Ltd.
Taiwan
Electronics and electrical equipment

Hindustan Lever Ltd.
India
Consumer durable goods

Footnote reads:
These holdings represent 20.8% of the fund's net assets as of 8/31/99. Portfolio holdings will vary over time.


At the same time, we are also mindful of some important short-term issues. Should U.S. interest rates move higher, emerging market stocks could suffer. In addition, trading in emerging markets securities could remain volatile as investor concerns about Y2K escalate toward the end of 1999.

We should also note that shortly after the close of the fund's reporting period Taiwan sustained a major earthquake. While the loss of life and the safety of survivors are the primary concerns, from an economic point of view, DRAM spot prices spiked higher in the immediate aftermath of the earthquake. Although the estimates of disruption in the production of memory chips and technological components have varied, it appears at this time to be a short-term concern. We will continue to monitor the situation closely.

Of course, no matter what occurs in the near future, investors should remember that emerging-markets investments are a volatile asset class. That is why we will continue to adhere to our investing strategy of selecting countries that within the context of emerging-markets investing we believe offer the best mix of rewards and risks. This, in turn, helps us to identify companies priced below the economic value of their businesses. We believe this approach steers the fund toward valuable long-term investment opportunities.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/99, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, including those related to economic instability, unfavorable political developments and currently fluctuations. Additional risks, including liquidity and volatility, may be associated with emerging-markets securities.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Emerging Markets Fund is designed for investors seeking long-term capital appreciation through common stocks of companies operating primarily in developing economies.




TOTAL RETURN FOR PERIODS ENDED 8/31/99

                       Class A             Class B             Class C           Class M
(inception dates)     (12/28/95)          (10/30/96)          (7/26/99)         (10/30/96)
                    NAV        POP      NAV       CDSC      NAV      CDSC     NAV        POP
---------------------------------------------------------------------------------------------
1 year             62.45%     53.22%   61.37%   56.37%    61.34%    60.34%   61.59%     55.90%
---------------------------------------------------------------------------------------------
Life of fund       15.04       8.41    12.24     9.24     12.05     12.05    12.92       8.96
Annual average      3.89       2.23     3.20     2.44      3.15      3.15     3.37       2.37
---------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/99

                             MSCI Emerging Markets          Consumer
                                  Free Index               price index
---------------------------------------------------------------------------
1 year                              72.28%                    2.33%
---------------------------------------------------------------------------
Life of fund                        -3.90                     8.93
Annual average                      -1.08                     2.36
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation currently or previously in effect. Without the expense limitation, total returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 12/28/95

                  Fund's class A    MSCI Emerging Markets    Consumer price
Date               shares at POP         Free Index              index

12/28/95               9,425               10,000               10,000
8/31/96               11,397               10,574               10,248
8/31/97               12,288               11,059               10,476
8/31/98                6,674                5,578               10,645
8/31/99              $10,841               $9,610              $10,893

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $11,224 ($10,924 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $11,205 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $11,292 ($10,896 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/99

                             Class A       Class B        Class C      Class M
--------------------------------------------------------------------------------------
Distributions (number)          1             1             --            1
--------------------------------------------------------------------------------------
Income                       $0.066        $0.002           --         $0.013
--------------------------------------------------------------------------------------
Capital gains
  Long-term                     --            --            --            --
--------------------------------------------------------------------------------------
  Short-term                    --            --            --            --
--------------------------------------------------------------------------------------
  Total                      $0.066        $0.002           --         $0.013
--------------------------------------------------------------------------------------
Share value:              NAV      POP      NAV            NAV      NAV      POP
--------------------------------------------------------------------------------------
8/31/98                  $5.81    $6.16    $5.74            --     $5.76    $5.97
--------------------------------------------------------------------------------------
7/26/99*                    --       --       --         $9.56        --       --
--------------------------------------------------------------------------------------
8/31/99                   9.35     9.92     9.26          9.35      9.29     9.63
--------------------------------------------------------------------------------------

*Inception of class C shares.






TOTAL RETURN FOR PERIODS ENDED 9/30/99 (most recent calendar quarter)

                    Class A             Class B            Class C           Class M
(inception dates)  (12/28/95)          (10/30/96)         (7/26/99)         (10/30/96)
                 NAV        POP      NAV       CDSC     NAV      CDSC     NAV        POP
------------------------------------------------------------------------------------------
1 year           50.33%     41.67%   49.29%   44.29%    49.18%   48.18%   49.11%     43.84%
------------------------------------------------------------------------------------------
Life of fund     10.86       4.47     8.00     5.00      7.85     7.85     8.55       4.74
Annual average    2.78       1.17     2.07     1.31      2.03     2.03     2.20       1.24
------------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your funds' class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index* is an unmanaged list of equity securities from emerging markets available to non-domestic investors with all values expressed in U.S. dollars.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended August 31, 1999

To the Trustees of Putnam Investment Funds and Shareholders of Putnam Emerging Markets Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Emerging
Markets Fund (the "fund") at August 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 1999





The fund's portfolio
August 31, 1999

COMMON STOCKS (98.6%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Argentina (1.6%)
--------------------------------------------------------------------------------------------------------------------------
             24,642  Banco De Galicia Buenos Aires S.A. de C.V. ADR, Class B                                $      475,899
             48,500  Perez Companc S.A., Class B                                                                   282,298
             15,700  Telecom Argentina S.A. ADR (NON)                                                              443,525
             18,365  Telefonica de Argentina S.A. ADR                                                              546,359
                                                                                                            --------------
                                                                                                                 1,748,081

Brazil (8.3%)
--------------------------------------------------------------------------------------------------------------------------
             38,220  Aracruz Celulose S.A. ADR                                                                     757,234
                825  Banco Itau S.A. BRC $6.86 no par value (NPV)                                                  383,621
             46,007  Companhia Energetica de Minas Gerais ADR                                                      701,607
             32,632  Companhia Siderurgica Nacional                                                                792,613
             49,301  Companhia Vale do Rio Doce ADR (NON)                                                        1,059,972
            159,300  Empresa Bras Aeronautica                                                                      442,777
             29,700  Gerdau S.A.                                                                                   450,000
             52,000  Petroleo Brasileiro SA-Petrobras ADR                                                          682,500
             17,600  Tele Centro Sul Participacoes S.A.                                                            962,500
             68,020  Telesp Celular Participacoes S.A. ADR                                                       1,572,963
             78,900  Telesp Participacoes S.A. ADR (NON)                                                         1,287,056
                                                                                                            --------------
                                                                                                                 9,092,843

Chile (2.9%)
--------------------------------------------------------------------------------------------------------------------------
             44,500  Banco Santiago S.A.                                                                           934,500
             18,100  Chilectra S.A. 144A ADR                                                                       352,950
             51,900  Cia de Telecomunicationes de Chile S.A. ADR                                                 1,167,750
             29,800  Compania Cervecera Unidas                                                                     780,388
                                                                                                            --------------
                                                                                                                 3,235,588

China (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,474,000  Beijing Yanhua Petrochemical Co., Ltd. Class H                                                311,323
          1,010,000  Shandong International Power Development Co. Ltd.                                             201,615
          1,513,000  Shanghai Petrochemical Co. Ltd. (NON)                                                         325,406
            900,000  Yanzhou Coal Mining Co. Ltd.                                                                  396,984
                                                                                                            --------------
                                                                                                                 1,235,328

Croatia (0.6%)
--------------------------------------------------------------------------------------------------------------------------
             48,500  Pliva D GDR 144A (NON)                                                                        660,813

Czech Republic (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             22,900  Ceske Radiokomunikace 144A GDR (NON)                                                          835,850

Egypt (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             45,100  EFG-Hermes Holdings, S.A.E. 144A GDR                                                          451,000

Greece (4.2%)
--------------------------------------------------------------------------------------------------------------------------
             24,250  Commercial Bank Of Greece, S.A.                                                             2,354,944
             24,250  Commercial Bank Of Greece, S.A. Rights
                       (expiration date 10/1/99)                                                                   526,815
             54,400  Hellenic Telecommunication Organization S.A.                                                1,128,888
              6,388  Hellenic Telecommunication Organization S.A. GDR                                               65,876
             10,900  Panafon Hellenic Telecom S.A.                                                                 318,083
             10,900  STET Hellas Telecommunications S.A. ADR (NON)                                                 186,663
                                                                                                            --------------
                                                                                                                 4,581,269

Hong Kong (2.7%)
--------------------------------------------------------------------------------------------------------------------------
            180,000  Beijing Enterprises Holdings Ltd.                                                             359,314
            392,000  China Merchants Holdings Ltd.                                                                 330,672
            375,000  China Telecom Ltd.                                                                          1,166,321
            558,000  Hengan Intl. Group Co., Ltd. (NON)                                                            206,605
             70,500  Johnson Electric Holdings Ltd.                                                                317,780
            302,000  Legend Holdings Ltd.                                                                          291,701
            406,000  Tianjin Development Hldgs Ltd. (NON)                                                          284,965
                                                                                                            --------------
                                                                                                                 2,957,358

Hungary (1.8%)
--------------------------------------------------------------------------------------------------------------------------
             30,400  Magyar Tavkozlesi Rt ADR                                                                      923,400
             19,900  MOL Magyar Olaj-es Gazipari 144A GDR                                                          499,988
             37,800  Tiszai Vegyi Kombinat Rt (NON)                                                                589,862
                                                                                                            --------------
                                                                                                                 2,013,250

India (9.1%)
--------------------------------------------------------------------------------------------------------------------------
             40,000  Bharat Heavy Electricals Ltd. (BHEL)                                                          292,166
             10,000  Cipla Ltd.                                                                                    639,401
             45,000  Gujarat Ambuja Cements Ltd. (NON)                                                             550,576
             24,000  Hindalco Industries. Ltd.                                                                     507,650
             22,900  Hindustan Lever Ltd. (NON)                                                                  1,406,187
             38,500  Hindustan Petroleum Corp. Ltd. (NON)                                                          227,762
            138,000  Housing Development Finance Corporation Ltd. (NON)                                            821,641
             23,600  Indian Hotels Co Ltd. GDR                                                                     309,954
              5,500  Infosys Technologies Ltd.                                                                     709,677
             25,900  ITC Ltd.                                                                                      613,185
             60,726  Larsen & Toubro Ltd. GDR (NON)                                                                547,793
             55,700  Mahanagar Telephone Nigam Ltd. (NON)                                                          259,249
             50,000  Mahindra & Mahindra Ltd. (NON)                                                                474,654
              9,900  NIIT Ltd. (NON)                                                                               483,594
             18,200  Ranbaxy Laboratories Ltd. (NON)                                                               475,926
             30,000  Satyam Computer Services Ltd.                                                                 606,705
             19,400  Videsh Sanchar Nigam Ltd. GDR (NON)                                                           266,750
             10,600  Zee Telefilms Ltd. (NON)                                                                      793,779
                                                                                                            --------------
                                                                                                                 9,986,649

Indonesia (1.7%)
--------------------------------------------------------------------------------------------------------------------------
            746,000  PT Astra International Inc. (NON)                                                             263,296
            163,500  PT Gudang Garam                                                                               395,393
            224,000  PT Indofood Sukses                                                                            240,106
              6,600  PT Indosat ADR                                                                                101,888
            170,000  PT Semen Gresik                                                                               333,336
            785,700  PT Telekomunikasi Indonesia                                                                   302,985
             25,120  PT Telekomunikasi Indonesia ADR                                                               193,110
                                                                                                            --------------
                                                                                                                 1,830,114

Israel (3.3%)
--------------------------------------------------------------------------------------------------------------------------
            569,500  Bank Leumi Le-Israel                                                                          985,257
             17,000  ECI Telecom Ltd.                                                                              482,375
             21,400  Formula Systems Ltd. (NON)                                                                    536,907
             11,700  Gilat Satellite Networks Ltd. (NON)                                                           551,363
            248,800  M.A. Industries                                                                               439,242
              3,000  Orbotech Ltd. (NON)                                                                           160,313
             58,700  Sapiens International Corp. (NON)                                                             498,950
                                                                                                            --------------
                                                                                                                 3,654,407

Korea (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             19,136  AP SK Corp.                                                                                   462,184

Malaysia (3.2%)
--------------------------------------------------------------------------------------------------------------------------
            180,000  Berjaya Sports Toto Berhad                                                                    416,853
            111,000  Commerce Asset-Holding Berhad                                                                 255,599
             67,000  Edaran Otomobil Nasional Berhad                                                               246,849
            600,000  IJM Copr. Berhad                                                                              483,171
            177,000  Jaya Tiasa Holdings Berhad                                                                    330,719
            511,000  Public Bank Berhad                                                                            430,327
            144,000  Resorts World Berhad                                                                          365,694
            106,000  Telekom Malaysia                                                                              315,219
            171,000  UMW Holdings Berhad                                                                           369,010
             87,000  WTK Holdings Berhad                                                                           238,112
                                                                                                            --------------
                                                                                                                 3,451,553

Mexico (12.3%)
--------------------------------------------------------------------------------------------------------------------------
            214,200  Alfa S.A. de C.V., Class A                                                                    813,534
             83,873  Carso Global Telecom                                                                          465,712
            396,967  Cemex S.A. de C.V., Class B                                                                 1,766,752
            212,358  Corporacion Interamericana de Entretenimiento S.A.                                            570,256
            391,906  Corporacion Moctezuma, S.A. de C.V. (NON)                                                     503,142
            255,101  Fomento Economico Mexicano, S.A. de C.V.                                                      839,238
            366,400  Grupo Financiero Bancomer, S.A. de C.V.                                                       705,595
             34,464  Grupo Imsa S.A. de C.V. ADR                                                                   551,424
            239,697  Grupo Mexico S.A.                                                                           1,039,875
            208,100  Grupo Modelo S.A. de C.V.                                                                     557,709
             51,400  Grupo Televisa S.A.GDR                                                                      1,869,675
             46,200  Telefonos de Mexico S.A., ADR Class L                                                       3,436,125
             61,500  TV Azteca, S.A. de C.V.                                                                       311,344
                                                                                                            --------------
                                                                                                                13,430,381

Philippines (1.8%)
--------------------------------------------------------------------------------------------------------------------------
            100,700  Bank of the Philippine Islands                                                                289,894
          1,086,100  Benpres Holdings Corp. GDR (NON)                                                              213,929
                300  Cosmos Bottling Corp.                                                                              19
          3,988,600  International Container Terminal Services, Inc. (NON)                                         428,070
            113,700  Manila Electric Co., Class B                                                                  338,803
            205,500  San Miguel Corp.                                                                              334,716
          1,691,800  SM Prime Holdings Inc.                                                                        311,872
                                                                                                            --------------
                                                                                                                 1,917,303

Poland (1.5%)
--------------------------------------------------------------------------------------------------------------------------
             35,800  Agora S.A. (NON)                                                                              393,800
             19,000  Agora S.A. GDR (NON)                                                                          209,000
             64,300  Orbis S.A. (NON)                                                                              540,962
            120,500  Reliance Industries Ltd.                                                                      540,029
                                                                                                            --------------
                                                                                                                 1,683,791

Russia (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             73,400  Surgutneftegaz-sp ADR (NON)                                                                   550,500
             28,500  Vimpel Communications ADR (NON)                                                               443,531
                                                                                                            --------------
                                                                                                                   994,031

Singapore (0.3%)
--------------------------------------------------------------------------------------------------------------------------
              9,500  Asia Pulp & Paper Co. Ltd. ADR                                                                 72,438
            532,000  Del Monte Pacific Ltd. 144A (NON)                                                             271,320
                                                                                                            --------------
                                                                                                                   343,758

South Africa (7.0%)
--------------------------------------------------------------------------------------------------------------------------
            122,100  ABSA Group Ltd.                                                                               628,058
            224,700  Billiton PLC                                                                                  912,094
             25,800  DataTec Ltd.                                                                                  330,715
             29,259  Impala Platinum Holdings Ltd.                                                                 937,634
            105,900  Johnnies Industrial Corp.                                                                     722,243
            111,200  Kersaf Investments Ltd.                                                                       467,826
             93,291  Lonrho PLC                                                                                    855,487
            651,700  Old Mutual PLC 144A                                                                         1,386,781
            117,000  Sappi Ltd.                                                                                  1,078,669
            159,500  Theta Group Ltd. (NON)                                                                        331,582
                                                                                                            --------------
                                                                                                                 7,651,089

South Korea (14.0%)
--------------------------------------------------------------------------------------------------------------------------
              3,074  Dacom Corp.                                                                                   306,098
             21,500  Daelim Industrial Co.                                                                         304,280
                270  Hanwha Chemical Corp. (NON)                                                                     2,711
             19,700  Housing & Commercial Bank GDR (NON)                                                           460,781
             14,500  Hyundai Electronics Industries Co. (NON)                                                      460,807
             21,800  Hyundai Industrial Development & Contruction                                                  339,933
             10,400  Hyundai Motor Co Ltd.                                                                         322,577
             65,100  Korea Electric Power Corp.                                                                  2,427,464
             17,100  Korea Telecom Corp. (NON)                                                                   1,072,376
              6,400  Korea Telecom Corp. ADR (NON)                                                                 208,000
             17,400  L.G. Chemical Ltd.                                                                            555,917
             17,200  L.G. Electronics                                                                              728,816
              8,860  Pohang Iron & Steel Company, Ltd.                                                           1,204,137
             22,832  Samsung Electronics Co.                                                                     4,334,222
             10,430  Samsung Fire & Marine Insurance (NON)                                                         515,314
             50,000  Shinhan Bank                                                                                  538,137
              6,200  Shinsegae Department Store Co.                                                                488,120
                740  SK Telecom Co., Ltd.                                                                          740,629
              3,800  Trigem Computer, Inc.                                                                         283,391
                                                                                                            --------------
                                                                                                                15,293,710

Taiwan (12.1%)
--------------------------------------------------------------------------------------------------------------------------
             39,445  Acer Inc. (NON)                                                                               420,089
            210,000  Acer Peripherals Inc.                                                                         546,530
            177,120  Advanced Semiconductor Engineering Inc. (NON)                                                 533,595
             31,500  Ase Test Limited                                                                              724,500
             91,484  Asustek Computer, Inc. GDR                                                                    986,988
            755,770  Bank Sinopac                                                                                  467,290
            133,000  Cathay Life Insurance Co., Ltd.                                                               400,678
            787,900  China Steel Corp. GDR                                                                         616,401
            527,600  Chinatrust Commercial Bank                                                                    529,264
             28,240  Evergreen Marine Corp.                                                                         29,309
            316,100  Far Eastern Textile Ltd.                                                                      459,691
            300,000  Formosa Plastics Corp.                                                                        577,287
            134,480  Hon Hai Precision Industry                                                                    878,150
            208,000  Nan Ya Plastic Corp.                                                                          344,480
            226,334  President Chain Store Corp.                                                                   664,008
             66,960  Taishin Intl. Bank                                                                             43,091
            507,836  Taiwan Semiconductor Manufacturing Co.                                                      2,162,709
            575,850  United Microelectronics Corp. Ltd.                                                          1,471,415
            150,000  United World Chinese Commercial Bank                                                          202,050
             45,300  Windbond Electronics Corp. (NON)                                                              860,700
            299,000  Yageo Corp.                                                                                   317,010
                                                                                                            --------------
                                                                                                                13,235,235

Thailand (3.4%)
--------------------------------------------------------------------------------------------------------------------------
             40,500  Advanced Info Service Public Co., Ltd. (NON)                                                  555,924
            198,900  Bangkok Bank Public Co., Ltd. (NON)                                                           506,074
            350,000  International Broadcasting Corporation Public Company Ltd.                                    223,773
            160,000  National Finance PLC (NON)                                                                     74,113
            275,400  National Financial Insurance                                                                  127,567
            270,000  National Petrochemical Co. (NON)                                                              227,231
             29,500  PTT Exploration & Production PLC (NON)                                                        232,490
                880  Quanta Computer Inc.                                                                            8,606
             16,800  Siam Cement Public Company Ltd. (The) (NON)                                                   434,906
            466,200  Siam Commercial Bank Public Co. Ltd. (NON)                                                    529,220
            242,600  TelecomAsia Corporation Public Co. Ltd. (NON)                                                 232,660
            371,000  Thai Farmers Bank Public Co. (NON)                                                            532,490
                                                                                                            --------------
                                                                                                                 3,685,054

Turkey (3.2%)
--------------------------------------------------------------------------------------------------------------------------
         56,794,600  Akbank T.A.S.                                                                                 753,948
            121,300  Haci Omer Sabanci Holdings ADR                                                                642,890
         54,099,000  Hurriyet Gazetecilik Ve Matbaacilik A.S.                                                      383,373
            941,900  Migros Turk T.A.S.                                                                            376,171
          7,145,900  Tupras -- Turkiye Petrol Rafinerileri A.S.                                                    456,623
          3,085,200  Vestel Elektronik Sanayi ve Ticaret A.S. (NON)                                                329,731
             38,745  Yapi ve Kredi Bankasi A.S. GDR                                                                499,811
                                                                                                            --------------
                                                                                                                 3,442,547
                                                                                                            --------------
                     Total Common Stocks (cost $88,967,766)                                                 $  107,873,186

CONVERTIBLE PREFERRED STOCKS (0.4%) (a) (cost $391,818)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
            114,000  Compal Electronics Inc. $3.2735 c.v. pfd.                                              $      392,103

WARRANTS (0.2%) (a) (NON) (cost $--)                                                            EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
            404,300  Siam Commercial Banks                                                      5/10/02     $      181,998
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $89,359,584) (b)                                               $  108,447,287
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $109,405,423.

  (b) The aggregate identified cost on a tax basis is $91,524,788, resulting in gross unrealized appreciation and depreciation of $22,889,860 and $5,967,361, respectively, or net unrealized appreciation of $16,922,499.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR and GDR after the name of a foreign holding stands for American Depositary Receipts and Global Depositary Receipts
      respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group (concentration)(concentrations) greater than 10% at August 31, 1999 (as a percentage of net assets):

          Insurance and finance                     15.3%
          Telecommunications                        13.2
          Electronics and electrical equipment      11.2




----------------------------------------------------------------------------------------------------
SWAP Contracts outstanding at August 31, 1999

                                                   Notional       Termination           Unrealized
                                                    Amount           Date              Depreciation
----------------------------------------------------------------------------------------------------
Agreement with Salomon Brothers
International Ltd. Dated August 17, 1999
to receive (pay) quarterly the notional
amount multiplied by the return of
Cathay Life Insurance (Taiwan) and
pay the notional amount multiplied by
three months LIBOR adjusted by
a specified spread.                                $484,212         Aug-00                $(22,782)
Agreement with Salomon Brothers
International Ltd. Dated August 17, 1999
to receive (pay) quarterly the notional amount
multiplied by the return of United World Chinese
Commercial Bank (Taiwan) and pay the notional
amount multiplied by three months LIBOR
adjusted by a specified spread.                    $313,592         Aug-00                $ (5,438)
----------------------------------------------------------------------------------------------------
                                                                                          $(28,220)
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $89,359,584) (Note 1)                                             $108,447,287
-----------------------------------------------------------------------------------------------
Foreign currency                                                                      1,718,495
-----------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                              258,557
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  340,720
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        3,906,371
-----------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                2,706
-----------------------------------------------------------------------------------------------
Total assets                                                                        114,674,136

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      2,217,381
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              980,689
-----------------------------------------------------------------------------------------------
Payable to subcustodian                                                               1,586,834
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            198,346
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              120,972
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             6,948
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,172
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                   70,594
-----------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                3,662
-----------------------------------------------------------------------------------------------
Payable for open swap contract (Note 1)                                                  28,220
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   53,895
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     5,268,713
-----------------------------------------------------------------------------------------------
Net assets                                                                         $109,405,423

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $126,608,115
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            704,491
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investment income and
foreign currency transactions (Note 1)                                              (36,945,910)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                         19,038,727
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding          $109,405,423

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($60,668,774 divided by 6,485,645 shares)                                                 $9.35
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.35)*                                    $9.92
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($44,837,969 divided by 4,842,957 shares)**                                               $9.26
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($81,451 divided by 8,709 shares)**                                                       $9.35
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,817,229 divided by 411,112 shares)                                                    $9.29
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.29)*                                    $9.63
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended August 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $60,767)                                           $ 1,487,253
-----------------------------------------------------------------------------------------------
Interest                                                                                204,747
-----------------------------------------------------------------------------------------------
Total investment income                                                               1,692,000

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        900,899
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          558,194
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        16,062
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          5,749
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   109,510
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   315,982
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                        28
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    23,042
-----------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                              785
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  37,557
-----------------------------------------------------------------------------------------------
Registration fees                                                                         7,012
-----------------------------------------------------------------------------------------------
Auditing                                                                                 48,719
-----------------------------------------------------------------------------------------------
Legal                                                                                     3,861
-----------------------------------------------------------------------------------------------
Postage                                                                                  35,964
-----------------------------------------------------------------------------------------------
Other                                                                                    21,723
-----------------------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                                        (183,915)
-----------------------------------------------------------------------------------------------
Total expenses                                                                        1,901,172
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                               (3,419)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          1,897,753
-----------------------------------------------------------------------------------------------
Net investment loss                                                                    (205,753)
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (13,658,701)
-----------------------------------------------------------------------------------------------
Net realized loss on forward currency transactions (Note 1)                            (153,171)
-----------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                          1,502,577
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (285,474)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                      (73,103)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
swap contracts during the year                                                       45,861,503
-----------------------------------------------------------------------------------------------
Net gain on investments                                                              33,193,631
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $32,987,878
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended August 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment loss                                                                 $  (205,753)    $  (246,436)
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                                       (12,594,769)    (22,357,747)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies                         45,788,400     (22,208,746)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                            32,987,878     (44,812,929)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                            (360,213)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                              (7,594)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                              (4,040)             --
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                                  --        (927,370)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                  --        (762,785)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                  --         (76,991)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    23,835,099       7,866,413
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                              56,451,130     (38,713,662)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                    52,954,293      91,667,955
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income and accumulated net investment loss of
$704,491 and $133,970, respectively)                                               $109,405,423     $52,954,293
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS  A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                          Dec. 28, 1995+
operating performance                                                           Year ended August 31                to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1999             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $5.81           $10.94           $10.28            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (c)(d)                                     --(e)           .01             (.02)             .01
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            3.61            (4.94)             .81             1.77
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 3.61            (4.93)             .79             1.78
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.07)              --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --             (.20)            (.12)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.07)            (.20)            (.13)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $9.35            $5.81           $10.94           $10.28
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                               62.45           (45.69)            7.82            20.94*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $60,669          $29,239          $49,581           $2,925
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                                          2.10             2.10             2.10             1.25*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)(c)                                          (.06)             .06             (.23)             .11*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              163.86           112.35           141.81            45.90*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2)

(c) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses for the fund reflect a reduction of $.09 per share for class A for the period ended August 31, 1996. Expenses for the period ended
    August 31, 1997 reflect a reduction of  $.04, $.03 and $.03 per share for class A, class B and class M, respectively.
    Expenses for the period ended August 31, 1998 reflect a reduction of $.02, $.02 and $.02 per share for class A, class B and class M, respectively. Expenses for the period ended August 31, 1999 reflect a reduction of $.01, $.02, $.00 and $.02 per share for class A, class B, class C and class M, respectively.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Net investment income and/or distributions from net investment income were less than $0.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          Oct. 30, 1996+
operating performance                                                                  Year ended August 31         to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                   $5.74           $10.87            $9.95
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (c)(d)                                                    (.05)            (.07)            (.09)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                             3.57            (4.86)            1.14
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  3.52            (4.93)            1.05
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                        --(e)            --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                           --             (.20)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                      --             (.20)            (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $9.26            $5.74           $10.87
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                61.37           (45.99)           10.67*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $44,838          $21,722          $38,044
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                                                           2.85             2.85             2.39*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)(c)                                                           (.69)            (.72)            (.76)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                               163.86           112.35           141.81
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2)

(c) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses for the fund reflect a reduction of $.09 per share for class A for the period ended August 31, 1996. Expenses for the period ended
    August 31, 1997 reflect a reduction of  $.04, $.03 and $.03 per share for class A, class B and class M, respectively.
    Expenses for the period ended August 31, 1998 reflect a reduction of $.02, $.02 and $.02 per share for class A, class B and class M, respectively. Expenses for the period ended August 31, 1999 reflect a reduction of $.01, $.02, $.00 and $.02 per share for class A, class B, class C and class M, respectively.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Net investment income and/or distributions from net investment income were less than $0.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    For the period
Per-share                                                                                                           July 26, 1999+
operating performance                                                                                                to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                     $9.56
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (c)(d)                                                                                      (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.19)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.21)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                          --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                           $9.35
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                  (2.20)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                            $81
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                                                                                              .29*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (c)                                                                                         (.25)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                 163.86
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2)

(c) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses for the fund reflect a reduction of $.09 per share for class A for the period ended August 31, 1996. Expenses for the period ended
    August 31, 1997 reflect a reduction of  $.04, $.03 and $.03 per share for class A, class B and class M, respectively.
    Expenses for the period ended August 31, 1998 reflect a reduction of $.02, $.02 and $.02 per share for class A, class B and class M, respectively. Expenses for the period ended August 31, 1999 reflect a reduction of $.01, $.02, $.00 and $.02 per share for class A, class B, class C and class M, respectively.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Net investment income and/or distributions from net investment income were less than $0.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           Oct. 30, 1996+
operating performance                                                                  Year ended August 31          to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                   $5.76           $10.89            $9.95
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (c)(d)                                                    (.03)            (.05)            (.07)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                             3.57            (4.88)            1.14
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  3.54            (4.93)            1.07
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.01)              --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                           --             (.20)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.01)            (.20)            (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $9.29            $5.76           $10.89
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                61.59           (45.91)           10.88*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                       $3,817           $1,993           $4,043
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b) (c)                                                          2.60             2.60             2.18*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%) (c)                                                          (.41)            (.43)            (.53)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                               163.86           112.35           141.81
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2)

(c) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses for the fund reflect a reduction of $.09 per share for class A for the period ended August 31, 1996. Expenses for the period ended
    August 31, 1997 reflect a reduction of  $.04, $.03 and $.03 per share for class A, class B and class M, respectively.
    Expenses for the period ended August 31, 1998 reflect a reduction of $.02, $.02 and $.02 per share for class A, class B and class M, respectively. Expenses for the period ended August 31, 1999 reflect a reduction of $.01, $.02, $.00 and $.02 per share for class A, class B, class C and class M, respectively.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Net investment income and/or distributions from net investment income were less than $0.01 per share.



Notes to financial statements
August 31, 1999

Note 1
Significant accounting policies

Putnam Emerging Markets Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The objective of the fund is to seek long-term capital appreciation by investing mostly in common stocks and other equity securities of emerging market companies.

The fund offers class A, class B, class C, and class M shares. The fund began offering class C shares on July 26, 1999. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Investments for which market quotations are not readily available (and in certain circumstances debt securities which trade on an exchange) are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determines valuations for institutional size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees. Foreign securities quoted in foreign currencies are translated into U. S. dollars at the current exchange rate.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Swap contracts The fund may engage in swap agreements, which are an agreement to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into equity swap agreements, to manage its exposure to equity markets, which involve a commitment by one party to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 1999, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 1999, the fund had a capital loss carryover of approximately $29,135,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                    Expiration
--------------                    ---------------
    $3,889,000                    August 31, 2006
   $25,246,000                    August 31, 2007

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, organization costs, foreign taxes, realized and unrealized gains and losses on passive foreign investment companies, and on swap adjustment. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1999, the fund reclassified $1,497,236 to decrease distributions in excess of net investment income and $8,653 to increase paid-in-capital, with an increase to accumulated net realized loss of $1,505,889. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $3,662. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Prior to July 1, 1999 the fund was based on the following annual rates:
1.20% of the first $500 million of average net assets, 1.10% of the next $500 million, 1.05% of the next $500 million, 1.00% of the next $5 billion, 0.975% of the next $5 billion, 0.955% of the next $5 billion, 0.94% of the next $5 billion and 0.93% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 1999, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 1.85% of the fund's average net assets.

As part of the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund.

At August 31, 1999, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 1999, fund expenses were reduced by $3,419 under expense offset arrangements with PFTC and brokerage service arrangements Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $564 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the year ended August 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $42,567 and $2,892 from the sale of class A and class M shares, respectively and received $89,167 and $13 in contingent deferred sales charges from redemptions of class B and class C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 1999, Putnam Mutual Funds Corp., acting as underwriter, received $3,519 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended August 31, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $151,349,228 and $123,295,453, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended August 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     11,334,932        $86,575,553
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       45,700            319,903
-----------------------------------------------------------------------------
                                                11,380,632         86,895,456

Shares
repurchased                                     (9,923,299)       (74,002,428)
-----------------------------------------------------------------------------
Net increase                                     1,457,333        $12,893,028
-----------------------------------------------------------------------------

                                                   Year ended August 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      5,346,691        $51,791,477
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      100,050            898,446
-----------------------------------------------------------------------------
                                                 5,446,741         52,689,923

Shares
repurchased                                     (4,951,391)       (47,956,548)
-----------------------------------------------------------------------------
Net increase                                       495,350        $ 4,733,375
-----------------------------------------------------------------------------

                                                   Year ended August 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,807,669        $32,248,790
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        1,002              6,983
-----------------------------------------------------------------------------
                                                 3,808,671         32,255,773

Shares
repurchased                                     (2,750,247)       (22,052,112)
-----------------------------------------------------------------------------
Net increase                                     1,058,424        $10,203,661
-----------------------------------------------------------------------------

                                                   Year ended August 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,742,794        $26,471,596
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       80,287            715,358
-----------------------------------------------------------------------------
                                                 2,823,081         27,186,954

Shares
repurchased                                     (2,538,162)       (23,909,221)
-----------------------------------------------------------------------------
Net increase                                       284,919        $ 3,277,733
-----------------------------------------------------------------------------

                                                 For the period July 26, 1999
                                                 (commencement of operations)
                                                           to August 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                          8,855            $83,255
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                     8,855             83,255

Shares
repurchased                                           (146)            (1,365)
-----------------------------------------------------------------------------
Net increase                                         8,709            $81,890
-----------------------------------------------------------------------------

                                                   Year ended August 31, 1999
-----------------------------------------------------------------------------
Class M                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                        409,484         $3,517,717
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                          561              3,915
-----------------------------------------------------------------------------
                                                   410,045          3,521,632
-----------------------------------------------------------------------------
Shares
repurchased                                       (344,672)        (2,865,112)
-----------------------------------------------------------------------------
Net increase                                        65,373         $  656,520
-----------------------------------------------------------------------------

                                                   Year ended August 31, 1998
-----------------------------------------------------------------------------
Class M                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                        298,328         $3,017,025
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        8,480             75,725
-----------------------------------------------------------------------------
                                                   306,808          3,092,750
-----------------------------------------------------------------------------
Shares
repurchased                                       (332,188)        (3,237,445)
-----------------------------------------------------------------------------
Net decrease                                       (25,380)        $ (144,695)
-----------------------------------------------------------------------------


Federal tax information
(Unaudited)

For the period, interest and dividends from foreign countries were $1,549,348. Taxes paid to foreign countries were $60,767.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

  Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

  Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

*  ACCESS YOUR MONEY QUICKLY

  You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

  For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

  www.putnaminv.com

  To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

  1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Justin M. Scott
Vice President

Thomas R. Haslett
Vice President and Fund Manager

J. Peter Grant
Vice President and Fund Manager

Stephen Oler
Vice President and Fund Manager

Carmel Peters
Vice President and Fund Manager

Paul C. Warren
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Emerging Markets Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com



AN004-55086 2AY/2CK/2CL 10/99